GE INSTITUTIONAL FUNDS

Small-Cap Equity Fund

International Equity Fund

Strategic Investment Fund

Supplement dated September 20, 2016

To the Statutory Prospectus and Statement of Additional Information dated January 28, 2016, as supplemented and/or amended on March 30, 2016, July 1, 2016 and September 19, 2016, and the Summary Prospectuses dated January 28, 2016, as supplemented and/or amended on March 30, 2016, July 1, 2016 and September 19, 2016

At a Board of Trustees meeting held on June 9, 2016, the Board of Trustees of the GE Institutional Funds (the “Trust”) approved the rebranding of the Trust and each of its series portfolios (each, a “Fund” and collectively, the “Funds”) in connection with the appointment of SSGA Funds Management, Inc. as investment adviser to the Funds. Effective on or about November 30, 2016, the Trust will be rebranded the “State Street Institutional Funds” and the following Funds will change their respective names as follows:

Old Name	New Name
GE Institutional International Equity Fund	State Street Institutional International Equity Fund
GE Institutional Small-Cap Equity Fund	State Street Institutional Small-Cap Equity Fund
GE Institutional Strategic Investment Fund	State Street Institutional Strategic Investment Fund

This Supplement should be retained with your

Summary Prospectuses, Prospectus and SAI for future reference.